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                                                                  Exhibit 10.17



                      NON-QUALIFIED STOCK OPTION AGREEMENT

         This AGREEMENT (the "Agreement") is made as of December 21, 1999 (the "Date of Grant") by and between Aviall, Inc., a Delaware corporation (the "Company"), and Paul E. Fulchino (the "Optionee").

         1. CERTAIN DEFINED TERMS. As used in this Agreement, the terms listed below have the respective meanings indicated.

         (a) "BOARD" means the Board of Directors of the Company and to the extent of any delegation by the Board to a committee (or subcommittee thereof), such committee (or subcommittee).

         (b) "CAUSE" means (a) the willful breach or habitual neglect of assigned duties related to the Company, including compliance with Company policies, and such breach or neglect is materially detrimental to the Company; (b) conviction (including any plea of nolo contendere) of the Optionee of any felony or crime involving dishonesty or moral turpitude;
                  (c) any act of personal dishonesty knowingly taken by the Optionee in connection with his responsibilities as an employee and intended to result in personal enrichment of the Optionee or any other person; (d) bad faith conduct that is materially detrimental to the Company; (e) inability of the Optionee to perform the Employee's duties due to alcohol or illegal drug use; (f) the Optionee's failure to comply with any material legal written directive of the Board; or (g) any act or omission of the Optionee which is of substantial detriment to the Company because of the Optionee's intentional failure to comply with any statute, rule or regulation, except any act or omission believed by the Optionee in good faith to have been in or not opposed to the best interest of the Company (without intent of the Optionee to gain, directly or indirectly, a profit to which the Optionee was not legally entitled) and except that Cause shall not mean bad judgment or negligence other than habitual neglect of duty.

         (c)      "CHANGE OF CONTROL" shall have the meaning provided in
                  Section 11 of this Agreement.

         (d) "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

         (e) "COMMON SHARES" means the shares of Common Stock, par value $.01 per share of the Company or any security into which such Common Shares may be changed by reason of any transaction or event.

         (f) "DIRECTOR" means a member of the Board of Directors of the Company.

         (g) "SUBSIDIARY" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote generally in the election of directors or other managing authority) are, or
                  (ii) which




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                  does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company.

         (h) "VOTING POWER" means at any time, the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors.

2. GRANT OF STOCK OPTION. Subject to and upon the terms, conditions, and restrictions set forth in this Agreement, the Company hereby grants to the Optionee as of the Date of Grant a stock option (the "Option") to purchase 500,000 Common Shares (the "Optioned Shares"). The price which the Optioned Shares may be purchased pursuant to this Option shall be $7.3125 per share subject to adjustment as hereinafter provided (the "Option Price").

3. TERM OF OPTION. The term of the Option shall commence on the Date of Grant and, unless earlier terminated in accordance with Section 6 hereof, shall expire ten (10) years from the Date of Grant.

4. RIGHT TO EXERCISE. Subject to the expiration or earlier termination of the Option, on the first anniversary of the Date of Grant, 166,666 of the Optioned Shares specified in this Agreement shall become exercisable, on the second anniversary of the Date of Grant, 166,667 of the Optioned Shares shall become exercisable, and on the third anniversary of the Date of Grant, 166,666 of the Optioned Shares specified in this Agreement shall become exercisable, on a cumulative basis until the Option is fully exercisable. To the extent the Option is exercisable, it may be exercised in whole or in part, but may not be exercised for less than one thousand (1,000) Optioned Shares unless such lesser number of Optioned Shares represents all of the remaining balance then exercisable. In no event shall the Optionee be entitled to acquire a fraction of one Optioned Share pursuant to this Option. The Optionee shall be entitled to the privileges of ownership with respect to Optioned Shares purchased and delivered to the Optionee upon the exercise of all or part of this Option.

5. TRANSFERABILITY. (a) Except as provided in Section 5(b), the Option granted hereby shall be neither transferable nor assignable by the Optionee other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee, or in the event of his legal incapacity, by his guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision.

         (b) Notwithstanding the provisions of Section 5(a), the Option shall be transferable by the Optionee, without payment of consideration therefor by the transferee, to any one or more members of the Optionee's Immediate Family (or to one or more trusts established solely for the benefit of one or more members of the Optionee's Immediate Family or to one or more partnerships in which the only partners are members of the Optionee's Immediate



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         Family); provided, however, that (i) no such transfer shall be effective unless reasonable prior notice thereof is delivered to the Company and such transfer is thereafter effected in accordance with any terms and conditions that shall have been made applicable thereto by the Company or the Board and (ii) any such transferee shall be subject to the same terms and conditions hereunder as the Optionee. For this purpose, "Immediate Family" has the meaning ascribed thereto in Rule 16a-1(e) under the Securities and Exchange Act of 1934, as amended, as in effect from time to time (the "Exchange Act").

6. NOTICE OF EXERCISE; PAYMENT. To the extent then exercisable, the Option may be exercised by written notice to the Company stating the number of Optioned Shares for which the Option is being exercised and the intended manner of payment. Payment equal to the aggregate Option Price of the Optioned Shares for which the Option is being exercised shall be tendered in full with the notice of exercise to the Company in cash in the form of currency, certified check or other cash equivalent acceptable to the Company. At the Company's option, the Optionee may also tender the Option Price by (a) the actual or constructive transfer to the Company of nonforfeitable, nonrestricted Common Shares that have been owned by the Optionee for (i) more than one year prior to the date of exercise and for more than two years from the date on which the option was granted, if they were originally acquired by the Optionee pursuant to the exercise of an incentive stock option, within the meaning of Section 422 of the Code or (ii) more than six months prior to the date of exercise, if they were originally acquired by the Optionee other than pursuant to the exercise of an incentive stock option, or (b) by any combination of the foregoing methods of payment, including a partial tender in cash and a partial tender in nonforfeitable, nonrestricted Common Shares. Within ten days thereafter, the Company shall direct the due issuance of the Optioned Shares so purchased. Nonforfeitable, nonrestricted Common Shares that are transferred by the Optionee in payment of all or any part of the Option Price shall be valued on the basis of their fair market value per Common Share (as determined in good faith by the Board). The requirement of payment in cash shall be deemed satisfied if the Optionee makes arrangements that are satisfactory to the Company with a bank or broker that is a member of the National Association of Securities Dealers, Inc. to sell on the exercise date a sufficient number of Optioned Shares that are being purchased pursuant to the exercise, so that the net proceeds of the sale transaction will at least equal the amount of the aggregate Option Price plus payment of any applicable withholding taxes, and pursuant to which the bank or broker undertakes to deliver to the Company the amount of the aggregate Option Price plus payment of any applicable withholding taxes, on a date satisfactory to the Company, but not later than the date on which the sale transaction will settle in the ordinary course of business. As a further condition precedent to the exercise of this Option, the Optionee shall comply with all regulations and requirements of any regulatory authority having control of, or supervision over, the issuance of Common Shares and in connection therewith shall execute any documents that the Board shall in its sole discretion deem necessary or advisable. The date of such notice shall be the exercise date.

7. TERMINATION OF AGREEMENT. This Agreement and the Option granted hereby shall terminate automatically and without further notice on the earliest of the following dates:



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         (a)      One year after the Optionee's death or permanent and total disability, if the Optionee dies or becomes permanently and totally disabled while in the employ of the Company or during the ninety (90) day period specified in Section 7(c) hereof;

         (b) One year after the Optionee's retirement under a retirement plan of the Company or one of its Subsidiaries at or after the earliest voluntary retirement age provided for in such retirement plan or retirement at any earlier age with the consent of the Board;

         (c) Except as provided on a case-by-case basis, ninety (90) calendar days after the Optionee ceases to be an employee of the Company and its Subsidiaries for any reason other than as described in Section 7(a) or 7(b) hereof; or

         (d)      Ten (10) years from the Date of Grant.

In the event that the Optionee's employment is terminated for Cause, the Agreement shall terminate at the time of such termination notwithstanding any other provision of this Agreement. This Agreement shall not be exercisable for any number of Optioned Shares in excess of the number of Optioned Shares for which this Agreement is then exercisable, pursuant to Sections 4 and 8 hereof, on the date of termination of employment. For the purposes of this Agreement, the continuous employment of the Optionee with the Company shall not be deemed to have been interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company, by reason of the transfer of his employment among the Company and its Subsidiaries or a leave of absence of not more than ninety (90) days approved by the Board. For the purposes of this Agreement, "permanent and total disability" shall be defined by Section 22(e)(3) of the Code.

8. ACCELERATION OF OPTION. The Option granted hereby shall become immediately exercisable in full in the event of (i) a Change of Control, (ii) the Optionee's permanent and total disability if the Optionee becomes permanently and totally disabled while an employee of the Company or one of its Subsidiaries, or (iii) the death of the Optionee if such death occurs while the Optionee is employed by the Company or one of its Subsidiaries.

9. NO EMPLOYMENT CONTRACT. Nothing contained in this Agreement shall confer upon the Optionee any right with respect to continuance of employment by the Company, nor limit or affect in any manner the right of the Company to terminate the employment or adjust the compensation of the Optionee.

10. TAXES AND WITHHOLDING. To the extent that the Company shall be required to withhold any federal, state, local or foreign taxes in connection with the exercise of the Option, and the amounts available to the Company for such withholdings are insufficient, it shall be a condition to the exercise of the Option that the Optionee shall pay such taxes or make provisions that are satisfactory to the Company for the payment thereof. The Optionee may elect to satisfy all or any part of any such withholding obligation by (a) surrendering to the Company a portion of the Optioned Shares that are issued or transferred to the Optionee upon the exercise of the Option, and the Optioned Shares so surrendered by the




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         Optionee shall be credited against any such withholding obligation at the Fair Market Value per Common Share of such shares on the date of such surrender or (b) utilizing the bank or broker assistance arrangement provided in Section 6. The Company will pay any and all issue and other taxes in the nature thereof which may be payable by the Company in respect of any issue or delivery upon a purchase pursuant to this Option.

11. FRACTIONAL SHARES. The Company shall not be required to issue any fractional Common Shares pursuant to this Agreement. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

12. CHANGE IN CONTROL. For purposes of this Agreement, a "Change in Control" shall mean if at any time any of the following events shall have occurred:

         (a) The Company is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of Directors immediately prior to such transaction;

         (b) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Common Shares immediately prior to such sale or transfer;

         (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the Voting Power;

         (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Section 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

         (e) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each Director first elected during such period was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of any such period.



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         Notwithstanding the foregoing provisions of Sections 11(c) and (d)
         above, a "Change in Control" shall not be deemed to have occurred for purposes of this Agreement (i) solely because (A) the Company; (B) a Subsidiary; or (C) any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company either files or becomes obligated to file a report or proxy statement under or in response to
         Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares, whether in excess of 20% of the Voting Power or otherwise, or because the Company reports that a change of control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (ii) solely because of a change in control of any Subsidiary.

13. COMPLIANCE WITH LAW. The Company will file a registration statement on Form S-8 with the Securities and Exchange Commission in order to register the Common Shares issuable upon exercise of the Option and shall use reasonable efforts to cause such registration statement to be declared effective and to remain effective during any period in which the Option is exercisable. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this Agreement, the Option shall not be exercisable if the exercise thereof would result in a violation of any such law.

14. ADJUSTMENTS. The Board may make or provide for such adjustments in the number of Optioned Shares covered by this Option, in the Option Price applicable to such Option, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the Optionee's rights that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization, or other change in the capital structure of the Company, (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation, or other distribution of assets or issuance of rights or warrants to purchase securities, or
         (c) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Board, in its discretion, may provide in substitution for this Option such alternative consideration as it may determine to be equitable in the circumstances and may require in connection therewith the surrender of this Option.

15. AVAILABILITY OF COMMON SHARES. The Company shall at all times until the expiration of the Option reserve and keep available, either in its treasury or out of its authorized but unissued Common Shares, the full number of Optioned Shares deliverable upon the exercise of this Option.

16. AMENDMENTS. The Board and the Optionee may at any time and from time to time amend this Agreement in whole or in part; provided, however, that any amendment which must be approved by the stockholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the



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         Common Shares are traded or quoted, shall not be effective unless and until such approval has been obtained.

17. SEVERABILITY. In the event that one or more of the provisions of this Agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

18. INTERPRETATION. The interpretation and construction by the Board of any provision of this Agreement and any determination by the Board pursuant to any provision of this Agreement shall be final and conclusive. No member of the Board shall be liable for any such determination made in good faith. The Board shall, except as expressly provided otherwise herein, have the right to determine any questions which arise in connection with this Option or its exercise. Any reference herein to a provision of a statute, rule or regulation shall also include any successor provision thereto.

19. SUCCESSORS AND ASSIGNS. Without limiting Section 5 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of the Optionee, and the successors and assigns of the Company.

20. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Texas, without giving effect to the principles of conflict of laws thereof.

21. NOTICES. Any notice to the Company provided for herein shall be in writing to the Company, marked Attention: General Counsel, and any notice to the Optionee shall be addressed to the Optionee at his address on file with the Company. Except as otherwise provided herein, any written notice shall be deemed to be duly given if and when delivered personally or deposited in the United States mail, first class certified or registered mail, postage and fees prepaid, return receipt requested, and addressed as aforesaid. Any party may change the address to which notices are to be given hereunder by written notice to the other party as herein specified (provided that for this purpose any mailed notice shall be deemed given of the third business day following deposit of the same in the United States mail.



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         IN WITNESS WHEREOF, The Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Optionee has also executed this Agreement in duplicate, as of the day and year first above written.

ATTEST                             AVIALL, INC.


                                    /s/ JEFFREY J. MURPHY
--------------------------         --------------------------------------------
                                   Jeffrey J. Murphy
                                   Senior Vice President and General Counsel



                         OPTIONEE

                          /s/ PAUL E. FULCHINO
                         ----------------------------------
                         Paul E. Fulchino
                         Social Security Number:
                                                 ----------









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